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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 23, 2004
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)

           NEW YORK                    0-11174                  14-1160510
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(State or Other Jurisdiction         (Commission              (IRS employer
     of Incorporation)               File Number)           Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                                  10990
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (845) 986-8080
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          (Former name or former address, if changed since last report)

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

            Mr. Philip A. Grybas, the Chief Financial Officer of Warwick Valley Telephone Company (the "Company") submitted his resignation to the Company's Board of Directors on September 20, 2004. His resignation is effective October 4, 2004. Mr. Grybas stated in his letter of resignation that he was resigning to take a position with SureWest Communications, Roseville, California, a local telephone company. After October 4, he will be available to the Company on a consulting basis until his successor has been appointed. On September 23, 2004, the Company issued a press release regarding Mr. Grybas' resignation. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

            99.1 Press Release entitled "WVTC Announces Resignation of CFO", dated September 23, 2004.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WARWICK VALLEY TELEPHONE COMPANY

Dated: September 23, 2004             By:  /s/  Herbert Gareiss, Jr.
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                                      Name: Herbert Gareiss, Jr.
                                      Title: President, Chief Executive Officer